                                                                  Exhibit 10.40



                                                                January 14, 1997


CMG Information Services, Inc.
187 Ballardvale Street
Suite B110
Wilmington, MA 01887-7000
Attention: Andrew J. Hajducky III

Re: Transaction
    -----------

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us as of January 14, 1997 (the "Transaction").

This letter constitutes a "Confirmation" as referred to in the Master Agreement (Local Currency) entered into between us and dated as of January 14, 1997 (the "Swap Agreement") and incorporates by reference the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "1991 Definitions").

This Confirmation supplements, forms a part of, and is subject to, the Swap Agreement. All provisions set forth in the 1991 Definitions or contained or incorporated by reference in the Swap Agreement shall govern this Confirmation except as expressly modified below. It is our intention to have this Confirmation serve as the final documentation for this trade and accordingly, no letter Confirmation will follow.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine.

The terms of the Transaction to which this Confirmation relates are as follows:

1.  Parties
    -------

    The parties are:

    (1)   The First National Bank of Boston ("Bank")

          Office through which this Transaction is booked and address for notices:

          The First National Bank of Boston
          100 Federal Street
          Boston, MA 02110
          Attention:
          Telex:
          Answerback:
          Telecopy No.:

          Account for
          Payments: [To Be Advised]

    (2)   CMG Information Systems Inc.
          (the "Counterparty")

          Office through which this Transaction is booked and address for notices:

          CMG Information Systems, Inc.
          187 Ballardvale Street
          Suite B110
          Wilmington, MA 01887-7000

          Attention:
          Telex No.:
          Answerback:
          Facsimile No.:
          Telephone No.:

          Account for Payments: [To be advised]

2.  Payments
    --------

    (a) On each Payment Date, the Counterparty shall pay to Bank a Floating Amount in USD (the "Counterparty Note Floating Amount") computed in accordance with Section 6.1 of the 1991 Definitions as follows:

          (i)    "Calculation Amount" means USD $10,000,000;

          (ii)   "Floating Rate Option" means USD-LIBOR-BBA;

          (iii)  "Designated Maturity" means 3 month;

          (iv)   "Spread" means plus 1.75% per annum;

          (v)    "Reset Date" means the first day of each Calculation Period;
                 and

          (vi)   "Floating Rate Day Count Fraction" means Actual/365.

    (b) On the Termination Date, the Bank and Counterparty shall pay the amounts set forth in this paragraph (b). Upon a repurchase of the Underlying Shares in accordance with the terms of the Repurchase Agreement, (i) the Bank shall pay or cause to be paid to the Counterparty an amount equal to the positive difference, if any, between the Liquidation Amount and the Final Payment Amount and (ii) the Counterparty shall pay to the Bank an amount equal to the positive difference, if any, between the Final Payment Amount and the Liquidation Amount. If the Underlying Shares have not been purchased in accordance with the terms of the Repurchase Agreement, (i) the Bank shall pay or cause to be paid to the Counterparty an amount in USD equal to the Liquidation Amount minus any liquidation expenses incurred by the Bank in connection with such liquidation and (ii) the Counterparty shall pay to the Bank an amount in USD equal to the Final Payment Amount.

    (c) When paid by the Issuer and received by the holders of the Underlying Shares, Bank shall pay to the Counterparty an aggregate amount equal to any payments in respect of dividends with respect to the Underlying Shares.

    (d) Upon the occurrence of an Event of Default or a Termination Event relating to the Counterparty and the exercise by the Bank of its right to terminate this Agreement prior to the Termination Date, the Counterparty shall pay to the Bank a fee, in addition to the other amounts payable hereunder, equal to the product of (I) 175 basis points; (II) the Calculation Amount and (III) 1/365 payable for each calendar day elapsed from (and including) the Early Termination Date to (but excluding) the Termination Date.

3.  Definitions
    -----------

    In this confirmation:

          "Calculation Agent" means Bank. All determinations and calculations by the Calculation Agent shall (a) be made in good faith and in the exercise of its commercially reasonable judgment and (b) be determined, where applicable, on the basis of then prevailing market rates or prices. All such determinations and calculations shall be binding on the Counterparty in the absence of manifest error.

          "Effective Date" means January 17, 1997.

          "Final Payment Amount" means an amount equal to USD 10,000,000.

          "Issuer" means Lycos, Inc., a Delaware corporation.

          "Liquidation Amount" means an amount calculated three (3) Business Days prior to the Termination Date equal to the fair market value on such date of the Underlying Shares as calculated by the Calculation Agent.

          "Payment Dates" means each April 17, July 17, October 17 and January 17 commencing on April 17 1997 and ending on the Termination Date (with the final Payment Date to be the Termination Date), subject to adjustment in accordance with the Modified Following Business Day Convention.

          "Repurchase Agreement" means the repurchase agreement, dated as of January 14, 1997, among CMG @ Ventures L.P., the Counterparty, and Long Lane Master Trust relating to the repurchase of the Underlying Shares.

          "Termination Date" means January 17, 1998.

          "Underlying Shares" means the shares of common stock, par value of USD $.01, of the Issuer, with an aggregate market value of $10,000,000.

4.   Other Provisions
     ----------------

     (a)  Business Day.  As used herein, "Business Day" means a day on which
          ------------
banks are open for business in Boston, Massachusetts and New York, New York other than a Saturday or a Sunday.

     (b)  Adjustment to Shares.  In the event of a change affecting the
          --------------------
Underlying Shares, including without limitation, a capitalization issue, rights issue, share split, merger, consolidation, amalgamation, sub-division, capital reduction, recapitalization, reclassification, dissolution, liquidation, winding up or other similar event, which occurs after the Trade Date but before the Termination Date, the Calculation Agent shall (after consultation with the Counterparty), if necessary, (i) adjust the number of Underlying Shares and/or the Calculation Amount with respect to payments made pursuant to paragraph 2 of this Confirmation and (ii) determine the effective date of such adjustments, if any, to achieve as nearly as practicable the economic position the Counterparty would have been in had it been the holder of the Underlying Shares upon the occurrence of such event.

     Please confirm your agreement to be bound by the terms of the foregoing by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                          Very truly yours,

                                          THE FIRST NATIONAL BANK OF BOSTON


                                          By:   /s/ Randy Kautin
                                              -----------------------------
                                              Name:
                                              Title:


Accepted and confirmed as of
the date first above written

CMG INFORMATION SERVICES, INC.

By:   /s/ Andrew J. Hajducky
     ------------------------
     Name:
     Title:

                                    SCHEDULE
                                     to the
                                Master Agreement

                          dated as of January 14, 1997

                                    between


The First National         and         CMG Information Services, Inc.
 Bank of Boston                             (the "Counterparty")
  ("Bank")


                                     Part 1
                                     ------

                             Termination Provisions
                             ----------------------


In this Agreement:

(1)  "Specified Entity":

     (a)  means, in relation to Bank, none, and

     (b) means, in relation to the Counterparty, all affiliates of the Counterparty, including, without limitation, Direct Interactive Inc., Saleslink Corporation, and Pacific Direct Marketing Corp.

(2) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(3) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bank and the Counterparty, and for such purpose:

     (a) "Specified Indebtedness" means (i) with respect to either party hereto, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money and (ii) with respect to the Counterparty, the Revolving Credit and Term Loan Agreement, dated as of October 24, 1996 among the Bank, the Counterparty, Saleslink Corporation, Pacific Direct Marketing Corp., and the other lending institutions set forth on Schedule I thereto.

     (b) "Threshold Amount" means (i) in relation to Bank, an amount equal to 3 percent of the total stockholders' equity of Bank and (ii) in relation to the Counterparty, U.S. $500,000.

(4)  "Termination Currency" means United States Dollars.

(5) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will apply to Bank and the Counterparty.

(6) "Additional Termination Event" means for purposes of Section 5(c), any termination by the Counterparty, at its sole discretion, upon delivery of written notice to the Bank five Business Days prior to such termination.

(7) The "Automatic Early Termination" provisions of Section 6(a) will not apply to either party.

(8)  For purposes of computing amounts payable on early termination:

     (a)  Market Quotation will apply to this Agreement, and

     (b)  The Second Method will apply to this Agreement.


                                     Part 2
                                     ------

                         Agreement to Deliver Documents
                         ------------------------------


For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable.

Party required to    Form/Document Certificate        Date by which to             Covered by
deliver document                                      be delivered                 Section 3(d)
----------------     -------------------------       ----------------            Representation
                                                                                 ---------------
Counterparty         An executed United States        Upon execution of this
                     Internal Revenue Service         Agreement
                     form W-9 (or any successor
                     thereto).

Counterparty and     A certificate of an             Upon execution of this            Yes
Bank                 authorized officer for          Agreement and as deemed
                     such party certifying the       necessary for any further
                     authority, names and true       documentation.
                     signatures of the officers
                     signing this Agreement and
                     each Confirmation
                     reasonably satisfactory in
                     form and substance to
                     each party.


Counterparty         Certified copies of             Upon execution of this            Yes
                     documents evidencing each       Agreement.
                     action taken by Counter-
                     party to authorize its
                     execution of this
                     Agreement, and each
                     Confirmation, and the
                     performance of its
                     obligations hereunder as
                     well as its bylaws and
                     articles of incorporation.

Counterparty         Annual audited financial        Promptly upon request.            Yes
                     statements prepared in
                     accordance with generally
                     accepted accounting
                     principles in the
                     United States.

Counterparty         Quarterly unaudited             Promptly upon request.            Yes
                     financial statements
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States.

Counterparty         A written opinion of            Upon execution of this            No
                     legal counsel to Counter-       Agreement if requested and
                     party reasonably                as deemed necessary.
                     satisfactory in form and
                     substance to Bank.

Counterparty         Such other documents as         Promptly upon request.            Yes
                     Bank may reasonably
                     request in connection
                     with each transaction.


                                     Part 3
                                     ------

                                 Miscellaneous
                                 -------------

(1)  Governing Law.  This Agreement will be governed by and construed in
     -------------
     accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)  Notices.
     -------

     (a) In connection with Section 10, all notices to Bank shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation, and any notice for purposes of Sections 5 or 6 shall be sent to the address, telex number or facsimile number specified below.

          First National Bank of Boston
          100 Federal Street
          Boston, MA 02110
          Attention:
          Telex:
          Answerback:
          Facsimile No.:

     (b) In connection with Section 10, all notices to the Counterparty shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below:

          CMG Information Services, Inc.
          187 Ballardvale Street
          Suite B110
          Wilmington, MA 01887-7000
          Attention:
          Telex:
          Answerback:
          Facsimile No.:


(3)  Netting of Payments.  Section 2(c)(ii) of this Agreement will apply with
     -------------------
     respect to all Transactions under this Agreement.

(4)  Credit Support Documents
     ------------------------

     With respect to this Agreement, Credit Support Document means the ISDA Credit Support Annex, dated the date hereof, between the parties hereto, which shall provide credit support for the obligations of the Counterparty to the Bank and which shall have an Independent Amount equal to $7,000,000.

(5)  Credit Support Provider
     -----------------------

     None.


                                     Part 4
                                     ------

                                Other Provisions
                                ----------------

(1)  ISDA Definitions.  Reference is hereby made to the 1991 ISDA Definitions
     ----------------
     (the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2)  Set-off.  "Set-off" shall, for purposes of this Agreement and any Credit
     -------
     Support Document, have the meaning set forth in Section 12 and shall include without limitation the rights in Section 6(f). Section 6 of this Agreement is modified to include the following additional sub-clause (f):

     "(f) Set-off. Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party will, at the option of the party ("X") other than the Defaulting Party or Affected Party (and without prior notice to same) be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the place of payment or booking office of such obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount(s) will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section 6(f).

           If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

           Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off otherwise available to a party (whether by operation of law, contract, or otherwise)."

(3)  Calculation Agent.  The Calculation Agent will be Bank.
     -----------------

(4)  Severability.  In the event any one or more of the provisions contained in
     ------------
     this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(5)  Non-Reliance.  In connection with the negotiation of the entering into, and
     ------------
     the confirming of the execution of this Agreement, each Transaction, and any other documentation relating to this Agreement to which the Counterparty is a party or that the Counterparty is required by this Agreement to deliver:

     (i) the Counterparty is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary;

     (ii) the Counterparty is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel, or representations (whether written or oral) of the other party to this Agreement, each Transaction or such other documentation other than the representations expressly set forth in this Agreement, and in any Confirmation; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction;

     (iii) the Counterparty has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Agreement, each Transaction or such other documentation;

     (iv) the Counterparty is capable of assessing the merits of and evaluating and understanding (on its own behalf or through independent professional advice), and it has a full understanding of all the terms, conditions, and risks (economic and otherwise) of the Agreement, each Transaction, and such other documentation and is capable of assuming and willing to assume (financially and otherwise) those risks;

     (v) the Counterparty is entering into this Agreement, each Transaction, and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business and not for purposes of speculation;

     (vi) the Counterparty is entering into this Agreement, each Transaction, and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

     (vii) the Bank (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it; (b) has not given to the Counterparty (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, each Transaction, and such other documentation; and (c) has not committed to unwind the Transactions.

(6)  Waiver of Jury Trial.  Each party hereby irrevocably waives any and all
     --------------------
     right to trial by jury in any proceedings arising out of or relating to this Agreement or any transaction contemplated hereby.

(7)  Confidentiality.  The existence of this Agreement, its contents and the
     ---------------
     existence of and contents and all other instruments and documents relating to this Agreement, and any information made available by one party to the other party with respect to this Agreement or any Transaction hereunder is confidential and shall not be discussed with or disclosed to any third party (nor shall any public announcement or press release relating to this Agreement or any Transaction hereunder be made by either party, except with the prior written consent of the other party hereto), except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, ruling, or accounting disclosure rule or standard (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the other party in making such disclosure, or (iv) as may be furnished to that party's auditors, attorneys, advisors, or financial institutions with which the party has a written agreement or which are otherwise required to keep the information that is disclosed in confidence.

     Please confirm your agreement to be bound by the terms of the foregoing by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                              Very truly yours,

                              THE FIRST NATIONAL BANK OF BOSTON


                              By: /s/ Randy Kautin
                                 ------------------------------
                                 Name: Randy Kautin
                                 Title:


Accepted and confirmed as of
the date first above written

CMG INFORMATION SERVICES, INC.



By: /s/ Andrew J. Hajducky
   ----------------------------
   Name:
   Title: